[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) HIGH
                    INCOME FUND

                    ANNUAL REPORT o JANUARY 31, 2001


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                      MUTUAL FUND GIFT KITS (see page 42)
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


TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 25
Notes to Financial Statements ............................................. 32
Independent Auditors' Report .............................................. 40
Trustees and Officers ..................................................... 45


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND             ORIGINAL RESEARCH(SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE
       THAN JUST CRUNCHING NUMBERS AND CREATING                    MFS
       ECONOMIC MODELS: IT'S GETTING TO KNOW
       EACH SECURITY AND EACH COMPANY PERSONALLY.            MAKES A DIFFERENCE


LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The first year of the new century was a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. With the year now behind us, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by nearly 30 percentage points for the year ended December 31, 2000.(2)

o The Lehman Brothers Government/Credit Index, a commonly used measure of investment-grade bond performance, delivered a return of 11.85% for the year ended December 31, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P 500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the year ended December 31, 2000, 68.5% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a healthy rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see good prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

February 15, 2001

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.
------------

(1) Source: The Wall Street Journal, October 10, 2000.

(2) Source: MFS research. For the year ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, while the Russell 1000 Growth Index returned -22.42%. For the one-, five-, and ten-year periods ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, 16.91%, and 17.37%, respectively; for the same periods, the Russell 1000 Growth Index returned -22.42%, 18.15%, and 17.33%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(3) For the year ended December 31, 2000, the Dow Jones Industrial Average returned -4.85%, the Standard & Poor's 500 Composite Index returned -9.10%, and the NASDAQ Composite Index returned -39.29%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended January 31, 2001, Class A shares of the fund provided a total return of -0.65%, Class B shares -1.35%, Class C shares -1.55%, and Class I shares -0.57%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a 1.63% return over the same period for the fund's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index), an unmanaged index of noninvestment-grade corporate debt. During the same period, the average high-current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -2.08%.

Q. THE MARKET ENVIRONMENT FOR HIGH-YIELD BONDS REMAINED DIFFICULT DURING THE 12 MONTH PERIOD BUT RECOVERED SIGNIFICANTLY IN RECENT WEEKS. WHAT FACTORS DROVE PERFORMANCE DURING THE PERIOD?

A. It was a tough 12 months for the high-yield market, marked by rising interest rates in the first half of the period, difficulties encountered by individual companies, rising default rates, and very little liquidity in the financial markets. Interest rate hikes early in the period that were sparked by the Federal Reserve Board's (the Fed's) desire to head off inflation increased borrowing costs for high-yield companies and slowed economic growth. These developments accelerated the overall default risk in the market, and the selloff in technology and telecommunications stocks added to the weakness and volatility in noninvestment-grade bonds. More recently, however, the market has rebounded on hopes that the Fed's interest rate cuts will help spur economic growth and increase liquidity in the high-yield marketplace.

Q.  WHAT CAUSED THE FUND TO UNDERPERFORM THE LEHMAN INDEX DURING THE PERIOD?

A. The Lehman Index held a higher percentage of "BB"-rated and higher-quality bonds than we have tended to hold in this portfolio. This factor benefited the Lehman Index during a period of uncertainty in which investors preferred higher-quality bonds over riskier issues. Because of our focus on Original ResearchSM and our extensive credit analysis, the objective of high-yield investing at MFS is to search out lower-rated securities that, for a variety of reasons, could earn a higher rating and therefore offer greater potential for investors to earn higher yields, and also present the opportunity for capital appreciation. While we reduced our exposure to telecommunications companies given the uncertain economic environment, we remained overweighted compared to the Lehman Index, which also detracted from relative performance. In light of what we see as an improving economic environment and the sharp selloff we've experienced in the telecommunications sector, we have found some attractive values and growth opportunities in this segment of the market.

Q. WHAT OTHER STRATEGIES DID YOU UTILIZE IN RESPONSE TO THIS DIFFICULT ENVIRONMENT?

A. Early in the period, we were quick to realize that the economy and corporate earnings were slowing down. In response, we started to move money out of the more cyclical and economically sensitive sectors such as steel, paper packaging, and general manufacturing. We also increased our exposure to the energy and gaming sectors early in the period to take advantage of the strong business fundamentals and accelerating cash flows in these sectors. Both of these moves worked well for the fund; however, we took some profits in the energy sector in order to take advantage of attractive valuations, high yields, and growth potential in some other sectors of the market such as telecommunications and media.

Q. DO YOU THINK BEING A HIGH-YIELD PORTFOLIO MANAGER INHERENTLY MAKES YOU A VALUE MANAGER?

A. Yes, but we believe there are two types of high-yield managers. MFS' philosophy with regard to high-yield investing is a value-oriented strategy where we try to look for downside protection. We won't pay what we think are egregious prices for bonds and we also tend to avoid bonds that we feel do not have real asset value, cash flow, and growth potential associated with the company. We also recognize that the total-return equation is somewhat skewed to the negative for high-yield investors. In other words, we don't get to participate in the upside potential of a growth company the way an equity investor does; yet we are exposed to the downside risk. Consequently, at MFS we take extra precaution to avoid being wrong about credit risk. As a result, we look closely at each company's actual asset value, projected cash flow, and then its business fundamentals. The other type of high-yield manager, we believe, tends to act more like an equity manager who pays more attention to a company's growth story and earnings potential.

Q.  WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD MARKET AND FOR THE FUND?

A. As we enter a new year, it's difficult to rule out further volatility in the short term given the uncertain economic environment, but the rally that began in mid-December 2000 has continued into the new year, providing some much-needed momentum in the high-yield marketplace. While it's difficult to determine if this recovery can continue to pick up steam, the yield difference between noninvestment-grade debt and Treasuries remains wide, making the yields on high-income bonds very attractive relative to other fixed-income securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) In addition, while cautious in the short term, we believe a series of interest rate cuts will eventually spur an economic recovery and help boost corporate earnings. Historically, high-yield bonds track corporate earnings and profits, so we believe the environment will continue to improve for the fund and for the market.

/s/ John F. Addeo                             /s/ Robert J. Manning

    John F. Addeo                                 Robert J. Manning
    Associate Portfolio Manager                   Portfolio Manager

Note to Shareholders: Effective July 1, 2000, John F. Addeo became a portfolio manager of the fund.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES

   JOHN F. ADDEO IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND AN ASSOCIATE PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS. JOHN JOINED MFS AS A RESEARCH ANALYST IN 1998. HE BECAME VICE PRESIDENT IN 1999 AND ASSOCIATE PORTFOLIO MANAGER IN 2000. PREVIOUSLY, HE WAS A QUANTITATIVE ANALYST AND A VICE PRESIDENT IN THE HIGH-YIELD GROUPS OF SEVERAL MAJOR INVESTMENT COMPANIES. HE RECEIVED A BACHELOR OF SCIENCE DEGREE FROM SIENA COLLEGE IN 1984.

   ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME STRATEGIST, AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND. ROB JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS

  OBJECTIVE:                     SEEKS HIGH CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         FEBRUARY 17, 1978

  CLASS INCEPTION:               CLASS A  FEBRUARY 17, 1978
                                 CLASS B  SEPTEMBER 27, 1993
                                 CLASS C  JANUARY 3, 1994
                                 CLASS I  JANUARY 2, 1997

  SIZE:                          $1.4 BILLION NET ASSETS AS OF JANUARY 31, 2001
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended January 31, 2001)

             MFS High Income         Lehman Brothers
             Fund - Class A      High Yield Bond Index

"1/91"           $ 9,525               $10,000
"1/93"            16,696                16,947
"1/95"            18,943                19,348
"1/97"            24,921                25,578
"1/99"            28,869                29,530
"1/01"            29,929                30,149

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2001

CLASS A
                                                           1 Year     3 Years     5 Years    10 Years
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             -0.65%      +4.77%     +33.92%    +214.21%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         -0.65%      +1.56%     + 6.02%    + 12.13%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         -5.37%      -0.07%     + 4.99%    + 11.59%
-----------------------------------------------------------------------------------------------------

CLASS B
                                                           1 Year     3 Years     5 Years    10 Years
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             -1.35%      +2.59%     +29.23%    +197.25%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         -1.35%      +0.86%     + 5.26%    + 11.51%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         -4.93%      +0.07%     + 4.98%    + 11.51%
-----------------------------------------------------------------------------------------------------

CLASS C
                                                           1 Year     3 Years     5 Years    10 Years
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             -1.55%      +2.58%     +29.24%    +198.83%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         -1.55%      +0.85%     + 5.26%    + 11.57%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         -2.44%      +0.85%     + 5.26%    + 11.57%
-----------------------------------------------------------------------------------------------------

CLASS I
                                                           1 Year     3 Years     5 Years    10 Years
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             -0.57%      +5.69%     +35.31%    +217.47%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         -0.57%      +1.86%     + 6.23%    + 12.25%
-----------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year     3 Years     5 Years    10 Years
-----------------------------------------------------------------------------------------------------
Average high current yield bond fund+                      -2.08%      -0.93%     + 4.24%    + 10.18%
-----------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index#                     +1.63%      -1.21%     + 5.43%    + 11.67%
-----------------------------------------------------------------------------------------------------

(+) Average annual rates of return.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share peformance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

RISK CONSIDERATIONS
Investments in lower-rated securities may provide greater returns, but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2001

QUALITY RATINGS

"BBB"        2.9%
"BB"        16.0%
"B"         59.4%
"CCC"        7.9%
"CC"         0.1%
Not Rated    1.0%
Other       12.4%
"A"          0.3%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- January 31, 2001

Bonds - 84.8%
----------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                  VALUE
----------------------------------------------------------------------------------------------------
U.S. Bonds - 74.1%
  Aerospace - 3.7%
    Airplane Pass-Through Trust, 10.875s, 2019!                    $    5,185        $     3,824,303
    Argo Tech Corp., 8.625s, 2007                                      11,250              9,787,500
    BE Aerospace, Inc., 9.875s, 2006                                    2,550              2,597,813
    BE Aerospace, Inc., 8s, 2008                                        2,550              2,479,875
    BE Aerospace, Inc., 9.5s, 2008                                      1,550              1,588,750
    K & F Industries, Inc., 9.25s, 2007                                 9,290              9,104,200
    L-3 Communications Corp., 10.375s, 2007                             2,150              2,287,063
    L-3 Communications Corp., 8s, 2008                                  3,200              3,072,000
    L-3 Communications Corp., 8.5s, 2008                                1,565              1,568,912
    Lear Corp., 8.25s, 2002                                             2,330              2,331,072
    Lear Corp., 9.5s, 2006                                              3,470              3,388,177
    MOOG, Inc., 10s, 2006                                               9,515              9,467,425
                                                                                    ----------------
                                                                                     $    51,497,090
----------------------------------------------------------------------------------------------------
  Building - 4.3%
    AAF- McQuay, Inc., 8.875s, 2003                                $    1,575        $     1,417,500
    American Standard, Inc., 7.125s, 2003                               8,000              7,840,000
    American Standard, Inc., 7.625s, 2010                               2,575              2,491,312
    Atrium Companies, Inc., 10.5s, 2009                                 5,975              5,078,750
    Building Materials Corp., 8.625s, 2006                              8,720              3,226,400
    Building Materials Corp., 8s, 2007                                  2,625                971,250
    D.R. Horton, Inc., 8s, 2009                                         1,200              1,155,000
    D.R. Horton, Inc., 9.75s, 2010                                      6,040              6,115,500
    Formica Corp., 10.875s, 2009                                        9,450              5,008,500
    Lennar Corp., 9.95s, 2010                                           3,525              3,754,125
    MMI Products, Inc., 11.25s, 2007                                    4,840              4,840,000
    Nortek, Inc., 9.25s, 2007                                           5,125              5,048,125
    Nortek, Inc., 8.875s, 2008                                          2,075              1,992,000
    Schuff Steel Co., 10.5s, 2008                                         910                646,100
    Williams Scotsman, Inc., 9.875s, 2007                              11,960             10,285,600
                                                                                    ----------------
                                                                                     $    59,870,162
----------------------------------------------------------------------------------------------------
  Business Services - 0.9%
    Anacomp, Inc., 10.875s, 2004**                                 $    4,630        $       555,600
    Iron Mountain, Inc., 10.125s, 2006                                  4,580              4,809,000
    Pierce Leahy Corp., 11.125s, 2006                                     477                504,428
    Pierce Leahy Corp., 9.125s, 2007                                    3,225              3,297,562
    Unisys Corp., 11.75s, 2004                                          3,380              3,608,150
                                                                                    ----------------
                                                                                     $    12,774,740
----------------------------------------------------------------------------------------------------
  Chemicals - 1.7%
    CP Kelco, 10.061s, 2008                                        $    1,500        $     1,447,500
    CP Kelco, 10.311s, 2008                                               500                482,500
    Huntsman ICI Holdings, 0s, 2009                                       975                331,500
    Huntsman ICI Holdings, 10.125s, 2009                                7,725              7,995,375
    Lyondell Chemical Co., 9.625s, 2007                                   500                510,000
    Lyondell Chemical Co., 9.875s, 2007                                   455                464,100
    Sovereign Specialty Chemicals, 11.875s, 2010                        4,740              4,621,500
    Sterling Chemicals, Inc., 11.75s, 2006                              3,895              2,298,050
    Sterling Chemicals, Inc., 12.375s, 2006                             2,150              2,085,500
    Sterling Chemicals, Inc., 11.25s, 2007                              5,775              3,291,750
    Sterling Chemicals, Inc., 0s to 2001, 13.5s to 2008                 2,360                354,000
                                                                                    ----------------
                                                                                     $    23,881,775
----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.6%
    American Safety Razor Co., 9.875s, 2005                        $    7,060        $     6,786,425
    General Binding Corp., 9.375s, 2008                                 5,710              4,282,500
    Kindercare Learning Centers, Inc., 9.5s, 2009                       4,320              4,060,800
    Remington Products Co. LLC, 11s, 2006                               3,296              2,900,480
    Samsonite Corp., 10.75s, 2008                                      11,485              8,728,600
    Simmons Co., 10.25s, 2009                                           8,905              8,749,163
    Synthetic Industries, Inc., 17s, 2008                               5,966              5,876,756
    Westpoint Stevens, Inc., 7.875s, 2005                              12,310              9,521,000
                                                                                    ----------------
                                                                                     $    50,905,724
----------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 4.2%
    Applied Extrusion Technologies, Inc., 11.5s, 2002              $    9,550        $     7,162,500
    Atlantis Plastics, Inc., 11s, 2003                                  3,875              2,911,094
    Buckeye Cellulose Corp., 8.5s, 2005                                 1,250              1,215,625
    Buckeye Cellulose Corp., 9.25s, 2008                                3,875              3,845,937
    Buckeye Technologies, Inc., 8s, 2010                                3,225              2,950,875
    Consolidated Container Co., 10.125s, 2009                           1,725              1,673,250
    Gaylord Container Corp., 9.375s, 2007                               6,940              4,719,200
    Gaylord Container Corp., 9.75s, 2007                                3,810              2,667,000
    Gaylord Container Corp., 9.875s, 2008                               5,140              2,056,000
    Huntsman Packaging Corp., 13s, 2010                                 2,565              1,410,750
    Riverwood International Corp., 10.25s, 2006                         1,885              1,903,850
    Riverwood International Corp., 10.625s, 2007                        3,000              3,090,000
    Riverwood International Corp., 10.875s, 2008                        6,505              6,309,850
    Silgan Holdings, Inc., 9s, 2009                                     5,800              5,365,000
    Speciality Paperboard, Inc., 9.375s, 2006                           2,350              2,279,500
    U.S. Can Corp., 12.375s, 2010##                                     3,235              3,364,400
    U.S. Timberlands, 9.625s, 2007                                      7,060              5,648,000
                                                                                    ----------------
                                                                                     $    58,572,831
----------------------------------------------------------------------------------------------------
  Energy - 5.0%
    AmeriGas Partners LP, 10.125s, 2007                            $    3,400        $     3,391,500
    Cheasapeake Energy Corp., 9.625s, 2005                              3,280              3,362,000
    Clark Refining & Marketing, Inc., 8.625s, 2008                      4,150              2,905,000
    Clark USA, Inc., 10.875s, 2005                                        180                 82,800
    Continental Resources, Inc., 10.25s, 2008                           6,950              6,046,500
    Forest Oil Corp., 10.5s, 2006                                       2,370              2,488,500
    Gothic Production Corp., 11.125s, 2005                             14,877             15,918,390
    Grant Prideco, Inc., 9.625s, 2007##                                 3,615              3,795,750
    Gulfmark Offshore, Inc., 8.75s, 2008                                1,450              1,426,438
    HS Resources, Inc., 9.25s, 2006                                     3,035              3,103,025
    Ocean Energy, Inc., 8.875s, 2007                                      165                176,687
    P&L Coal Holdings Corp., 8.875s, 2008                               3,600              3,735,000
    P&L Coal Holdings Corp., 9.625s, 2008                              11,900             12,316,500
    Pioneer Natural Resources Co., 9.625s, 2010                         3,495              3,783,337
    R & B Falcon Corp., 9.5s, 2008                                      3,975              4,491,750
    Triton Energy Ltd., 8.875s, 2007                                    2,325              2,371,500
                                                                                    ----------------
                                                                                     $    69,394,677
----------------------------------------------------------------------------------------------------
  Entertainment - 0.3%
    American Skiing Co., 12s, 2006                                 $    5,300        $     4,240,000
----------------------------------------------------------------------------------------------------
  Financial Institutions - 2.1%
    Americo Life, Inc., 9.25s, 2005                                $    2,050        $     1,968,000
    Merrill Lynch Mortgage Investors, Inc., 8.49s, 2022!                4,500              4,500,703
    Morgan Stanley Capital I, Inc., 6.86s, 2010                         2,938              2,537,713
    Morgan Stanley Capital I, Inc., 7.726s, 2039                        5,920              4,862,062
    Mortgage Capital Funding, Inc., 7.214s, 2007                        2,500              2,143,750
    Nationslink Funding Corp., 5s, 2009                                 3,000              2,174,766
    Willis Corroon Corp., 9s, 2009                                     11,755             10,932,150
                                                                                    ----------------
                                                                                     $    29,119,144
----------------------------------------------------------------------------------------------------
  Gaming and Hotels - 9.1%
    Agrosy Gaming Co., 10.75s, 2009                                $      575        $       592,250
    Ameristar Casinos, Inc., 10.75s, 2009                               3,460              3,414,259
    Autotote Corp., 12.5s, 2010##                                       3,820              3,552,600
    Aztar Corp., 8.875s, 2007                                           9,645              9,452,100
    Boyd Gaming Corp., 9.5s, 2007                                       7,285              6,410,800
    Coast Hotels & Casinos, Inc., 9.5s, 2009                           12,305             12,243,475
    Eldorado Resorts LLC, 10.5s, 2006                                   2,055              2,075,550
    HMH Properties, Inc., 8.45s, 2008                                   8,595              8,573,513
    Hollywood Park, Inc., 9.25s, 2007                                   7,620              7,543,800
    Horseshoe Gaming LLC, 8.625s, 2009                                  8,620              8,490,700
    Isle of Capri Casinos, Inc., 8.75s, 2009                            3,870              3,386,250
    Mandalay Resort Group, 10.25s, 2007                                 5,390              5,524,750
    Mandalay Resort Group, 9.5s, 2008                                   7,065              7,294,612
    MGM Grand, Inc., 9.75s, 2007                                        9,940             10,536,400
    MGM Grand, Inc., 8.5s, 2010                                         1,385              1,425,677
    MGM Grand, Inc., 8.375s, 2011                                       6,785              6,768,038
    Park Place Entertainment Corp., 8.875s, 2008                        9,250              9,435,000
    Prime Hospitality Corp., 9.75s, 2007                                7,070              7,229,075
    Station Casinos, Inc., 8.875s, 2008                                 6,525              6,459,750
    Station Casinos, Inc., 9.875s, 2010                                 7,015              7,295,600
                                                                                    ----------------
                                                                                     $   127,704,199
----------------------------------------------------------------------------------------------------
  Industrial - 4.2%
    Actuant Finance Corp., 13s, 2009                               $    2,340        $     2,281,500
    Allied Waste North America, Inc., 7.625s, 2006                      2,485              2,404,237
    Allied Waste North America, Inc., 8.875s, 2008                      4,280              4,280,000
    Allied Waste North America, Inc., 10s, 2009                         7,830              7,908,300
    Blount, Inc., 7s, 2005                                              5,720              4,633,200
    Blount, Inc., 13s, 2009                                             2,975              2,231,250
    Columbus McKinnon Corp., 8.5s, 2008                                 6,235              5,206,225
    Day International Group, Inc., 11.125s, 2005                        3,495              3,425,100
    Hayes Wheels International, Inc., 11s, 2006                         1,760              1,355,200
    Hayes Wheels International, Inc., 9.125s, 2007                      2,895              1,910,700
    Haynes International, Inc., 11.625s, 2004                           5,275              3,587,000
    IMO Industries, Inc., 11.75s, 2006                                  7,825              7,903,250
    International Knife & Saw, Inc., 11.375s, 2006                      2,060              1,030,000
    Motors & Gears, Inc., 10.75s, 2006                                  1,785              1,731,450
    Numatics, Inc., 9.625s, 2008                                        1,440                979,200
    Oxford Automotive, Inc., 10.125s, 2007                              1,325                901,000
    Simonds Industries, Inc., 10.25s, 2008                              4,945              3,461,500
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008               12,375                123,750
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                6,400              3,840,000
                                                                                    ----------------
                                                                                     $    59,192,862
----------------------------------------------------------------------------------------------------
  Media - 14.3%
    Ackerley Group, Inc., 9s, 2009                                 $    1,525        $     1,446,844
    Acme Television LLC, 10.875s, 2004                                  3,025              2,843,500
    Adelphia Communications Corp., 8.375s, 2008                         9,225              8,579,250
    Allbritton Communications Co., 9.75s, 2007                          4,775              4,846,625
    Avalon Cable Holdings LLC, 0s to 2003, 11.875s to 2008              8,000              5,680,000
    Benedek Communications Corp., 0s to 2001, 13.25s to 2006            7,475              5,606,250
    CD Radio, Inc., 14.5s, 2009                                         3,615              2,584,725
    Century Communications Corp., 0s, 2008                                100                 44,000
    Chancellor Media Corp., 8.125s, 2007                                1,550              1,581,000
    Chancellor Media Corp., 8.75s, 2007                                 4,135              4,259,050
    Chancellor Media Corp., 8s, 2008                                    7,975              8,124,531
    Charter Communications Holdings, 8.25s, 2007                       17,190             16,588,350
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011          3,850              2,579,500
    Citadel Broadcasting Co., 9.25s, 2008                               7,045              7,379,638
    Classic Cable, Inc., 10.5s, 2010                                      515                224,025
    CSC Holdings, Inc., 9.25s, 2005                                       150                154,500
    Cumulus Media, Inc., 10.375s, 2008                                    185                170,200
    Echostar DBS Corp., 10.375s, 2007##                                 9,405              9,828,225
    Echostar DBS Corp., 9.375s, 2009                                    7,425              7,629,187
    Ekabel Hessen, 14.5s, 2010##                                        9,215              9,053,737
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          340                353,600
    FrontierVision Holding LP, 0s to 2001, 11.875s to 2007              1,445              1,358,300
    FrontierVision Operating Partnership LP, 11s, 2006                  7,575              7,953,750
    Granite Broadcasting Corp., 10.375s, 2005                           1,433                945,780
    Granite Broadcasting Corp., 8.875s, 2008                               60                 41,850
    Hollinger International Publishing, 9.25s, 2007                     6,395              6,490,925
    Lenfest Communications, Inc., 10.5s, 2006                           6,590              7,550,097
    Liberty Group Operating, Inc., 9.375s, 2008                         1,535              1,277,888
    LIN Holdings Corp., 0s to 2003, 10s to 2008                        16,190             12,790,100
    Marvel Holdings, Inc., 0s, 1998**                                  11,125                      0
    Mediacom LLC, 9.5s, 2013                                            5,495              5,508,738
    NTL Communications Corp., 9.25s, 2006                               4,850              3,769,913
    NTL Communications Corp., 0s to 2003, 12.375s to 2008               9,400              5,734,000
    NTL Communications Corp., 9.75s, 2009                               6,600              4,629,400
    NTL, Inc., 0s to 2003, 9.75s to 2008                                6,290              3,868,350
    Paxson Communications Corp., 11.625s, 2002                          8,585              8,713,775
    Pegasus Communications Corp., 12.5s, 2007                           7,100              7,455,000
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                11,315              7,609,337
    United International Holdings, 0s to 2003, 10.75s to 2008           5,090              2,595,900
    United Pan Europe, 0s to 2005, 13.75s to 2010                       4,725              1,842,750
    World Color Press, Inc., 8.375s, 2008                               1,595              1,631,747
    World Color Press, Inc., 7.75s, 2009                                2,725              2,684,016
    XM Satellite Radio, Inc., 14s, 2010                                 4,020              2,914,500
    Young Broadcasting, Inc., 8.75s, 2007                               3,075              2,967,375
                                                                                    ----------------
                                                                                     $   199,890,228
----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.2%
    Alaris Medical, Inc., 0s to 2003, 11.125s to 2008              $    6,410        $       641,000
    Fresenius Medical Care Capital Trust II, 7.875s, 2008               2,400              2,328,000
    HCA Healthcare Company, 7.875s, 2011                                3,460              3,468,650
    Prime Medical Services, Inc., 8.75s, 2008                           5,985              5,087,250
    Tenet Healthcare Corp., 8s, 2005                                    5,000              5,087,500
                                                                                    ----------------
                                                                                     $    16,612,400
----------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.7%
    Acme Metals, Inc., 10.875s, 2007**                             $    2,675        $       227,375
    Commonwealth Aluminum Corp., 10.75s, 2006                           3,965              3,627,975
    Doe Run Resources Corp., 11.25s, 2005                               4,750              2,232,500
    Jorgansen Bank, 9.938s, 2004                                        4,863              4,789,563
    Jorgensen (Earle M.) Co., 9.5s, 2005                                1,700              1,479,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                      6,155              5,985,737
    Metal Management, Inc., 10s, 2008##**                               5,240                366,800
    Metallurg, Inc., 11s, 2007                                          2,275              1,820,000
    Northwestern Steel & Wire Co., 9.5s, 2001**                         4,809                240,450
    WCI Steel, Inc., 10s, 2004                                          4,665              3,638,700
    Wheeling Pittsburgh Corp., 9.25s, 2007**                              600                 18,000
                                                                                    ----------------
                                                                                     $    24,426,100
----------------------------------------------------------------------------------------------------
  Retail - 1.4%
    Duane Reade, Inc., 9.25s, 2008                                 $    4,920        $     4,231,200
    Finlay Enterprises, Inc., 9s, 2008                                  2,250              1,980,000
    Finlay Fine Jewelry Corp., 8.375s, 2008                             5,725              5,095,250
    J. Crew Group, Inc., 10.375s, 2007                                  5,425              4,774,000
    J. Crew Group, Inc., 0s to 2002, 13.125s to 2008                    5,420              3,306,200
                                                                                    ----------------
                                                                                     $    19,386,650
----------------------------------------------------------------------------------------------------
  Supermarkets
    Jitney-Jungle Stores of America, Inc., 12s, 2006**             $    5,275        $        98,906
    Jitney-Jungle Stores of America, Inc., 10.375s, 2007**                500                  4,375
    Penn Traffic Co., 11s, 2009                                             1                    558
                                                                                    ----------------
                                                                                     $       103,839
----------------------------------------------------------------------------------------------------
  Telecommunications - 15.3%
    Adelphia Communications Corp., 9.375s, 2009                    $    2,025        $     1,944,000
    Alamosa Holdings, Inc., 0s to 2005, 12.875s to 2010                 2,240              1,237,600
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008                                                    4,465              3,482,700
    Allegiance Telecommunications, Inc., 12.875s, 2008                  3,900              4,143,750
    American Tower Corp., 9.375s, 2009                                  6,500              6,516,250
    AMSC Acquisition Co., Inc., 12.25s, 2008                            3,570              1,749,300
    Centennial Cellular Operating Co., 10.75s, 2008                    10,970             10,970,000
    Crown Castle International Corp., 10.75s, 2011                      1,155              1,235,850
    Cybernet Internet Services International, 14s, 2009                 1,385                401,650
    Dobson Communications Corp., 10.875s, 2010                          4,235              4,467,925
    Exodus Communications, Inc., 11.25s, 2008                           6,975              6,696,000
    Exodus Communications, Inc., 11.625s, 2010##                        2,585              2,513,913
    Flextronics International Ltd., 9.875s, 2010##                      1,590              1,689,375
    Focal Communications Corp., 0s to 2003, 12.125s to 2008             4,330              2,598,000
    Focal Communications Corp., 11.875s, 2010                           2,745              2,415,600
    Globix Corp., 12.5s, 2010                                           3,050              1,403,000
    Hyperion Telecommunication, Inc., 12s, 2007                         4,395              3,274,275
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006**                     5,415                406,125
    Insight Midwest, 9.75s, 2009                                        7,000              7,262,500
    Intermedia Communications, Inc., 8.875s, 2007                       1,835              1,688,200
    Intermedia Communications, Inc., 0s to 2002, 11.25s to 2007         6,235              4,956,825
    Intermedia Communications, Inc., 8.5s, 2008                         1,000                920,000
    ITC Deltacom, Inc., 11s, 2007                                       4,594              3,904,900
    ITC Deltacom, Inc., 9.75s, 2008                                     2,150              1,720,000
    Leap Wireless International, Inc., 0s to 2005, 14.5s to 2010        1,225                343,000
    Level 3 Communications, Inc., 9.125s, 2008                         11,125              9,929,062
    Level 3 Communications, Inc., 10.75s, 2008                          2,350              1,925,102
    Madison River Capital Corp., 13.25s, 2010                           2,815              2,054,950
    Metromedia Fiber Network, Inc., 10s, 2008                           7,520              6,993,600
    MGC Communications, Inc., 13s, 2010                                 5,910              3,486,900
    MJD Communications, Inc., 9.5s, 2008                                3,850              3,234,000
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007              3,305              2,594,425
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008             16,740             12,973,500
    Nextel Communications, Inc., 9.5s, 2011                             9,000              8,730,000
    Nextel International, Inc., 0s to 2003, 12.125s to 2008             3,525              2,009,250
    Nextel International, Inc., 12.75s, 2010##                          6,475              5,698,000
    Nextlink Communications, Inc., 9.625s, 2007                         3,025              2,669,562
    Nextlink Communications, Inc., 10.75s, 2009                         8,120              7,511,000
    Nextlink Communications, Inc., 0s to 2004, 12.25s to 2009           3,100              1,813,500
    Northeast Optic Network, 12.75s, 2008                                 460                253,000
    PSINet, Inc., 10s, 2005                                             4,000              1,100,000
    PSINet, Inc., 10.5s, 2006                                           6,025              1,687,000
    PSINet, Inc., 11.5s, 2008                                           3,850              1,078,000
    PSINet, Inc., 11s, 2009                                             8,080              2,262,400
    Rural Cellular Corp., 9.625s, 2008                                  4,175              3,966,250
    SBA Communications Corp., 0s to 2003, 12s to 2008                   4,050              3,341,250
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008                 4,070              2,920,225
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009             14,775              9,345,187
    Spectrasite Holdings, Inc., 10.75s, 2010                            1,325              1,334,938
    Telecorp PCS, Inc., 10.625s, 2010                                   3,725              3,911,250
    Telesystem International Wireless, Inc., 0s to 2002,
      13.25s to 2007                                                    4,635              2,184,244
    Time Warner Telecommunications LLC, 9.75s, 2008                     6,180              6,118,200
    Triton PCS, Inc., 9.375s, 2011                                      3,885              3,885,000
    Viatel, Inc., 11.25s, 2008                                          4,250              1,232,500
    Viatel, Inc., 0s to 2003, 12.5s to 2008                             1,910                248,300
    Voicestream Wireless Corp., 10.375s, 2009                             930              1,060,200
    Western Wireless Corp., 10.5s, 2007                                 7,900              8,334,500
    Williams Communications Group, 11.7s, 2008                            150                140,250
    Worldwide Fiber, Inc., 12s, 2009                                   11,430              9,944,100
                                                                                    ----------------
                                                                                     $   213,910,383
----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.1%
    AES Corp., 8.75s, 2002                                         $    6,990        $     7,182,225
    AES Corp., 9.5s, 2009                                               6,000              6,345,000
    International Utility Structures, 10.75s, 2008                      3,600              2,448,000
                                                                                    ----------------
                                                                                     $    15,975,225
----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                     $ 1,037,458,029
----------------------------------------------------------------------------------------------------
Foreign Bonds - 10.7%
  Belgium - 0.9%
    Hermes Europe Railtel B.V., 10.375s, 2009
      (Telecommunications)                                         $    6,675        $     3,137,250
    Tele1 Europe B.V., 13s, 2009 (Telecommunications)                   9,575              9,479,250
                                                                                    ----------------
                                                                                     $    12,616,500
----------------------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                         $    8,640        $     8,704,800
----------------------------------------------------------------------------------------------------
  Canada - 0.7%
    GT Group Telecom, Inc., 0s to 2005, 13.25s to 2010
      (Telecommunications)                                         $   11,650        $     5,766,750
    Metronet Communications Corp., 0s to 2002, 10.75s
      to 2007 (Telecommunications)                                        875                713,554
    Russel Metals, Inc., 10s, 2009 (Metals & Minerals)                  2,975              2,707,250
                                                                                    ----------------
                                                                                     $     9,187,554
----------------------------------------------------------------------------------------------------
  Greece - 0.1%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                           $    2,360        $     2,029,600
----------------------------------------------------------------------------------------------------
  Luxembourg - 0.8%
    Millicom International Cellular, 0s to 2001, 13.5s
      to 2006 (Telecommunications)                                 $    9,497        $     8,309,875
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                              3,315              3,323,287
                                                                                    ----------------
                                                                                     $    11,633,162
----------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                         $    3,355        $     2,281,400
----------------------------------------------------------------------------------------------------
  Netherlands - 2.2%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)                                         $    9,475        $     4,169,000
    Tele1 Europe B.V., 11.875s, 2009
      (Telecommunications)                                       EUR    4,500              4,011,016
    United Pan Europe Commerce, 10.875s, 2009 (Media)                  10,540              8,221,200
    United Pan Europe Commerce, 11.25s, 2010 (Media)                    5,620              4,271,200
    United Pan Europe Commerce, 11.5s, 2010 (Media)                     3,000              2,280,000
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                                              9,900              7,942,500
                                                                                    ----------------
                                                                                     $    30,894,916
----------------------------------------------------------------------------------------------------
  Norway - 0.3%
    Ocean Rig Norway AS, 10.25s, 2008 (Oil Services)               $    4,335        $     3,901,500
----------------------------------------------------------------------------------------------------
  United Kingdom - 4.9%
    British Telecom PLC, 11.875s, 2008
      (Telecommunications)                                         $    3,540        $     4,167,713
    Callahan Nordrhein, 14s, 2010 (Media)##                             8,270              8,270,000
    Colt Telecom Group PLC, 0s to 2001,12s to 2006
      (Telecommunications)                                             14,395             13,387,350
    Dolphin Telecom PLC, 0s to 2003, 11.5s to 2008
      (Telecommunications)                                             16,960              1,807,475
    Energis PLC, 9.75s, 2009 (Telecommunications)                       4,350              4,263,000
    Esprit Telecom Group PLC, 11.5s, 2007
      (Telecommunications)##**                                          2,500                100,000
    Global Tele-Systems Ltd., 10.875s, 2008
      (Telecommunications)                                                370                 11,100
    Jazztel PLC, 13.25s, 2009 (Telecommunications)                      4,375              3,339,604
    Jazztel PLC, 14s, 2009 (Telecommunications)                         8,285              6,793,700
    Ono Finance PLC, 13s, 2009 (Media)                                 12,365             11,128,500
    Telewest Communications PLC, 9.625s, 2006 (Media)                   1,770              1,699,200
    Telewest Communications PLC, 11s, 2007 (Media)                      3,090              2,989,575
    Telewest Communications PLC, 0s to 2004, 9.25s to
      2009 (Media)                                                      3,940              2,295,050
    Telewest Communications PLC, 9.875s, 2010 (Media)                   4,770              4,591,125
    Telewest Communications PLC, 0s to 2005, 11.375s to
      2010 (Media)                                                      6,025              3,419,188
                                                                                    ----------------
                                                                                     $    68,262,580
----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                  $   149,512,012
----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,360,866,128)                                        $ 1,186,970,041
----------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- continued

Stocks - 0.5%
----------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                  VALUE
----------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Building
    Atlantic Gulf Communities Corp.!*                                     690        $            26
----------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Ranger Industries, Inc.*                                          266,768        $       500,190
----------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products
    Gaylord Container Corp.*                                          320,500        $       532,030
----------------------------------------------------------------------------------------------------
  Media
    Classic Communications, Inc.*                                       9,000        $        28,688
    Golden Books Family Entertainment, Inc.*                          206,408                103,204
                                                                                    ----------------
                                                                                     $       131,892
----------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Allegiance Telecom, Inc.*                                          16,851        $       560,296
----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $     1,724,434
----------------------------------------------------------------------------------------------------
Foreign Stocks - 0.4%
  Netherlands - 0.3%
    Completel Europe N.V. (Telecommunications)##*                     473,750        $     2,960,937
    Versatel Telecom Internaional N.V.
      (Telecommunications)*                                            52,287                741,822
                                                                                    ----------------
                                                                                     $     3,702,759
----------------------------------------------------------------------------------------------------
  Sweden
    Tele1 Europe Holdings AB, ADR (Telecommunications)*               115,803        $       788,908
----------------------------------------------------------------------------------------------------
  United Kingdom - 0.1%
    Colt Telecom Group PLC, ADR (Telecommunications)*                   6,384        $       701,043
    Ono Finance PLC (Media)*                                           12,105                484,200
                                                                                    ----------------
                                                                                     $     1,185,243
----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $     5,676,910
----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,129,225)                                          $     7,401,344
----------------------------------------------------------------------------------------------------
Preferred Stock - 4.1%
----------------------------------------------------------------------------------------------------
    Crown Castle International Corp., 12.75s                           15,572        $    15,883,440
    CSC Holdings, Inc., 11.125s                                       153,306             16,863,660
    Global Crossings Holdings Ltd., 10.55s                             47,500              4,750,000
    Nextel Communications, Inc., 11.125s                                2,424              2,084,640
    Nextel Communications, Inc., 13s                                    5,801              5,452,940
    Primedia, Inc., 8.625s                                             74,390              5,811,719
    Renaissance Cosmetics, Inc., 14s*                                   8,899                      0
    Rural Cellular Corp., 11.375s                                       7,348              6,245,800
----------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $58,722,605)                                 $    57,092,199
----------------------------------------------------------------------------------------------------

Convertible Bond - 0.2%
----------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                  VALUE
----------------------------------------------------------------------------------------------------
    Telewest Finance, 6s, 2005 (Entertainment)##
      (Identified Cost, $2,086,937)                                $    3,000        $     2,512,500
----------------------------------------------------------------------------------------------------
Warrants - 0.2%
----------------------------------------------------------------------------------------------------
                                                                       SHARES
----------------------------------------------------------------------------------------------------
    CHC Helicopter Corp. (Transportation)*                             16,000        $       106,000
    Cybernet Internet Services International
      (Telecommunications)*                                             3,385                 10,155
    Envirosource, Inc. (Industrial)##*                                    238                     23
    Grand Palais Resorts (Gaming & Hotels)##*                         111,660                      0
    GT Group Telecom, Inc. (Telecommunications)*                       11,650                655,312
    Hemmeter (Entertainment)*                                         111,660                      0
    ICO, Inc. (Energy)*                                               706,250                423,750
    Jazztel PLC (Telecommunications)##*                                 5,400                330,394
    Knology, Inc. (Telecommunications)##*                               2,475                  4,950
    Leap Wireless International, Inc.
      (Telecommunications)*                                             1,225                 14,700
    Loral Orion Network Systems, Inc.
      (Telecommunications)*                                             5,000                 15,000
    Loral Orion Network Systems, Inc.
      (Telecommunications)*                                            11,775                 58,875
    McCaw International Ltd. (Telecommunications)##*                    7,225                 18,063
    Metronet Communications Corp.
      (Telecommunications)##*                                           3,250                260,000
    Motient Corp. (Telecommunications)##*                               3,570                 35,700
    Pathmark Stores, Inc. (Supermarkets)*                               1,780                 29,592
    Pathmark Stores, Inc. (Supermarkets)*                               2,732                 12,294
    Pliant Corp. (Container, Forrest and Paper
      Products)##*                                                      2,565                 20,520
    Renaissance Cosmetics, Inc. (Consumer Goods and
      Services)*                                                        7,189                      0
    XM Satellite Radio, Inc. (Media)*                                   4,020                160,800
----------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $3,607,303)                                         $     2,156,128
----------------------------------------------------------------------------------------------------
Municipal Bonds
----------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
----------------------------------------------------------------------------------------------------
  Industrial Revenue
    Mesa County, CO, 8.5s, 2006** (Identified Cost, $350,625)      $      750        $       562,500
----------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.6%
----------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                  VALUE
----------------------------------------------------------------------------------------------------
    Associates Corp. of North America, due 2/01/01                 $    5,103       $      5,103,000
    AT&T Corp., due 2/09/01                                             2,891              2,887,081
    Barton Capital Corp., due 2/05/01                                   5,761              5,757,204
    Chase Nassau, due 2/01/01                                           7,573              7,573,000
    Citicorp, due 2/01/01                                                 411                411,000
    Dow Chemical Co., due 2/01/01                                       1,940              1,940,000
    Gannett, Inc., due 2/01/01                                          7,910              7,910,000
    General Electric Capital Corp., due 2/01/01                         6,364              6,364,000
    Gillette Co., due 2/01/01(!)                                         782                782,000
    Kittyhawk Funding Corp., due 2/06/01                                3,330              3,327,262
    Merrill Lynch & Co., Inc., due 2/01/01                              4,647              4,647,000
    New Center Asset Trust, due 2/01/01                                55,422             55,422,000
    Prudential Funding Corp., due 2/01/01                               3,977              3,977,000
----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $   106,100,547
----------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.3%
----------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 1/31/01, due 2/1/01, total to
      be received $3,991,636 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account),
      at Cost                                                      $    3,991        $     3,991,000
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,546,854,370)                                  $ 1,366,786,259
Other Assets, Less Liabilities - 2.3%                                                     32,802,293
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $ 1,399,588,552
----------------------------------------------------------------------------------------------------

  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
(+) 4(2) Paper.
  + Restricted security.
    EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
JANUARY 31, 2001
--------------------------------------------------------------------------------
Assets:
  Total investments, at value (identified cost
    $1,546,854,370)                                            $1,366,786,259
  Cash                                                              1,663,606
  Foreign currency, at value (identified cost, $1,599)                  1,539
  Receivable for investments sold                                   7,244,625
  Receivable for fund shares sold                                   8,745,232
  Interest receivable                                              31,806,396
  Other assets                                                         15,244
                                                               --------------
      Total assets                                             $1,416,262,901
                                                               --------------
Liabilities:
  Distributions payable                                        $    4,579,574
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                              814,476
  Payable for investments purchased                                 8,716,547
  Payable for fund shares reacquired                                2,142,503
  Payable to affiliates -
    Management fee                                                     18,429
    Shareholder servicing agent fee                                     3,795
    Distribution and service fee                                       22,403
    Administrative fee                                                    664
  Accrued expenses and other liabilities                              375,958
                                                               --------------
      Total liabilities                                        $   16,674,349
                                                               --------------
Net assets                                                     $1,399,588,552
                                                               ==============

Net assets consist of:
  Paid-in capital                                              $1,728,914,812
  Unrealized depreciation on investments and translation of
    assets and
    liabilities in foreign currencies                            (180,874,673)
  Accumulated net realized loss on investments and foreign
    currency transactions                                        (142,327,251)
  Accumulated distributions in excess of net investment
    income                                                         (6,124,336)
                                                               --------------
      Total                                                    $1,399,588,552
                                                               ==============
Shares of beneficial interest outstanding                       315,102,453
                                                                ===========

Class A shares:
  Net asset value per share
    (net assets of $785,255,867 / 176,859,320 shares of
    beneficial interest outstanding)                               $4.44
                                                                   =====
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                     $4.66
                                                                   =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $463,637,987 / 104,380,509 shares of
    beneficial interest outstanding)                               $4.44
                                                                   =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $128,567,142 / 28,871,506 shares of
    beneficial interest outstanding)                               $4.45
                                                                   =====

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $22,127,556 / 4,991,118 shares of
    beneficial interest outstanding)                               $4.43
                                                                   =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED JANUARY 31, 2001
--------------------------------------------------------------------------------
Net investment income:

  Income -
    Interest                                                             $ 146,014,375
    Dividends                                                                1,291,883
                                                                         -------------
      Total investment income                                            $ 147,306,258
                                                                         -------------
  Expenses -
    Management fee                                                       $   6,396,629
    Trustees' compensation                                                      57,150
    Shareholder servicing agent fee                                          1,326,538
    Distribution and service fee (Class A)                                   2,204,588
    Distribution and service fee (Class B)                                   4,643,242
    Distribution and service fee (Class C)                                   1,089,507
    Administrative fee                                                         192,617
    Custodian fee                                                              366,648
    Printing                                                                    61,957
    Postage                                                                    145,126
    Auditing fees                                                               42,060
    Legal fees                                                                   8,671
    Miscellaneous                                                              740,405
                                                                         -------------
      Total expenses                                                     $  17,275,138
    Fees paid indirectly                                                      (323,957)
                                                                         -------------
      Net expenses                                                       $  16,951,181
                                                                         -------------
        Net investment income                                            $ 130,355,077
                                                                         -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                              $ (37,157,112)
    Foreign currency transactions                                            2,599,411
                                                                         -------------
      Net realized loss on investments and foreign currency transactions $ (34,557,701)
                                                                         -------------
  Change in unrealized depreciation -
    Investments                                                          $(102,505,198)
    Translation of assets and liabilities in foreign currencies             (1,517,636)
                                                                         -------------
      Net unrealized loss on investments and foreign currency
          translation                                                    $(104,022,834)
                                                                         -------------
        Net realized and unrealized loss on investments and foreign
            currency                                                     $(138,580,535)
                                                                         -------------
          Decrease in net assets from operations                         $  (8,225,458)
                                                                         =============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                             2001                     2000
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                  $  130,355,077           $  124,791,134
  Net realized loss on investments and foreign
    currency transaction                                    (34,557,701)             (19,342,821)
  Net unrealized loss on investments and foreign
    currency translation                                   (104,022,834)             (48,084,193)
                                                         --------------           --------------
    Increase (decrease) in net assets from operations    $   (8,225,458)          $   57,364,120
                                                         --------------           --------------
Distributions declared to shareholders -
  From net investment income (Class A)                   $  (74,407,047)          $  (71,000,452)
  From net investment income (Class B)                      (43,766,604)             (43,240,914)
  From net investment income (Class C)                      (10,251,667)              (9,263,389)
  From net investment income (Class I)                       (1,929,759)              (1,286,389)
  In excess of net investment income (Class A)                 (674,107)              (2,483,499)
  In excess of net investment income (Class B)                 (396,514)              (1,512,509)
  In excess of net investment income (Class C)                  (92,877)                (324,020)
  In excess of net investment income (Class I)                  (17,483)                 (44,996)
                                                         --------------           --------------
    Total distributions declared to shareholders         $ (131,536,058)          $ (129,156,158)
                                                         --------------           --------------
Net increase in net assets from fund share transactions  $  144,616,835           $   92,713,085
                                                         --------------           --------------
      Total increase in net assets                       $    4,855,319           $   20,921,047
Net assets:
  At beginning of period                                  1,394,733,233            1,373,812,186
                                                         --------------           --------------

At end of period (including accumulated distributions
in excess of net investment income of $6,124,336 and
$7,811,484, respectively)                                $1,399,588,552           $1,394,733,233
                                                         ==============           ==============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                  2001          2000          1999         1998         1997
------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $  4.95       $  5.21       $  5.62      $  5.35      $  5.24
                                                     -------       -------       -------      -------      -------

Income from investment operations# -
  Net investment income                              $  0.47       $  0.46       $  0.46      $  0.47      $  0.47
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   (0.51)        (0.24)        (0.40)        0.27         0.10
                                                     -------       -------       -------      -------      -------
      Total from investment operations               $ (0.04)      $  0.22       $  0.06      $  0.74      $  0.57
                                                     -------       -------       -------      -------      -------

Less distributions declared to shareholders -
  From net investment income                         $ (0.47)      $ (0.46)      $ (0.46)     $ (0.47)     $ (0.46)
  In excess of net investment income                   (0.00)+       (0.02)        (0.01)        --           --
                                                     -------       -------       -------      -------      -------
      Total distributions declared to shareholders   $ (0.47)      $ (0.48)      $ (0.47)     $ (0.47)     $ (0.46)
                                                     -------       -------       -------      -------      -------
Net asset value - end of period                      $  4.44       $  4.95       $  5.21      $  5.62      $  5.35
                                                     =======       =======       =======      =======      =======
Total return(+)                                        (0.65)%        4.35%         1.06%       14.63%       11.52%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.00%         0.98%         0.99%        1.01%        1.02%
  Net investment income                                10.07%         9.08%         8.62%        8.56%        8.92%
Portfolio turnover                                        64%           91%          135%         137%          87%
Net assets at end of period (000,000 Omitted)           $785          $769          $792         $766         $672

  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from certain expense offset arrangements.
  +Per share amount was less than $0.01.
(+)Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------

YEAR ENDED JANUARY 31,                                 2001          2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------
                                                        CLASS B
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $  4.95       $  5.21      $  5.62      $  5.35      $  5.24
                                                    -------       -------      -------      -------      -------

Income from investment operations# -
  Net investment income                             $  0.44       $  0.42      $  0.43      $  0.43      $  0.43
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (0.51)        (0.24)       (0.40)        0.27         0.10
                                                    -------       -------      -------      -------      -------
      Total from investment operations                (0.07)      $  0.18      $  0.03      $  0.70      $  0.53
                                                    -------       -------      -------      -------      -------

Less distributions declared to shareholders -
  From net investment income                          (0.44)      $ (0.42)     $ (0.43)     $ (0.43)     $ (0.42)
  In excess of net investment income                  (0.00)+      (0.02)        (0.01)        --           --
                                                    -------       -------      -------      -------      -------
      Total distributions declared to shareholders    (0.44)      $ (0.44)     $ (0.44)     $ (0.43)     $ (0.42)
                                                    -------       -------      -------      -------      -------
Net asset value - end of period                     $  4.44       $  4.95      $  5.21      $  5.62      $  5.35
                                                    =======       =======      =======      =======      =======
Total return                                          (1.35)%        3.63%        0.35%       13.83%       10.66%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.69%         1.68%        1.69%        1.70%        1.79%
  Net investment income                                9.37%         8.38%        7.92%        7.82%        8.13%
Portfolio turnover                                       64%           91%         135%         137%          87%
Net assets at end of period (000,000 Omitted)          $464          $500         $479         $385         $301

 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
+ Per share amount was less than $0.01.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                  2001         2000           1999         1998         1997
------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $  4.97       $  5.22       $  5.64      $  5.36      $  5.25
                                                     -------       -------       -------      -------      -------

Income from investment operations# -
  Net investment income                              $  0.44       $  0.43       $  0.42      $  0.43      $  0.43
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   (0.52)        (0.24)        (0.40)        0.28         0.11
                                                     -------       -------       -------      -------      -------
      Total from investment operations               $ (0.08)      $  0.19       $  0.02      $  0.71      $  0.54
                                                     -------       -------       -------      -------      -------

Less distributions declared to shareholders -
  From net investment income                         $ (0.44)      $ (0.43)      $ (0.43)     $ (0.43)     $ (0.43)
  In excess of net investment income                   (0.00)+++     (0.01)         (0.01)        --           --
                                                     -------       -------       -------      -------      -------
      Total distributions declared to shareholders   $ (0.44)      $ (0.44)      $ (0.44)     $ (0.43)     $ (0.43)
                                                     -------       -------       -------      -------      -------
Net asset value - end of period                      $  4.45       $  4.97       $  5.22      $  5.64      $  5.36
                                                     =======       =======       =======      =======      =======
Total return                                           (1.55)%        3.83%         0.35%       13.81%       10.71%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.69%         1.68%         1.69%        1.70%        1.72%
  Net investment income                                 9.38%         8.38%         7.93%        7.78%        8.16%
Portfolio turnover                                        64%           91%          135%         137%          87%
Net assets at end of period (000,000 Omitted)           $129          $108           $94          $60          $28

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. +++ Per share amount was less than $0.01.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                                                                     PERIOD ENDED
                                                                                                      JANUARY 31,
YEAR ENDED JANUARY 31,                                2001          2000         1999         1998          1997*
-----------------------------------------------------------------------------------------------------------------
                                                    CLASS I
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $  4.95      $  5.21      $  5.61      $  5.35        $  5.34
                                                    -------      -------      -------      -------        -------

Income from investment operations# -
  Net investment income                             $  0.48      $  0.48      $  0.49      $  0.49        $  0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (0.52)       (0.24)       (0.40)        0.25           0.01
                                                    -------      -------      -------      -------        -------
      Total from investment operations              $ (0.04)     $  0.24      $  0.09      $  0.74        $  0.05
                                                    -------      -------      -------      -------        -------

Less distributions declared to shareholders -
  From net investment income                        $ (0.48)     $ (0.48)     $ (0.48)     $ (0.48)       $ (0.04)
  In excess of net investment income                  (0.00)+++    (0.02)       (0.01)        --             --
                                                    -------      -------      -------      -------        -------
      Total distributions declared to shareholders  $ (0.48)     $ (0.50)     $ (0.49)     $ (0.48)       $ (0.04)
                                                    -------      -------      -------      -------        -------
Net asset value - end of period                     $  4.43      $  4.95      $  5.21      $ 5.61         $  5.35
                                                    =======      =======      =======      ======         =======
Total return                                          (0.57)%       4.68%        1.55%       14.77%          0.91%**
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           0.70%        0.68%        0.69%        0.71%          0.59%+
  Net investment income                               10.39%        9.38%        8.99%        8.86%          8.70%+
Portfolio turnover                                       64%          91%         135%         137%            87%
Net assets at end of period (000,000 Omitted)           $22          $18           $9           $4             $3

  * For the period from the inception of Class I shares, January 2, 1997, through January 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective February 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended January 31, 2001, accumulated distributions in excess of net investment income was reduced by $2,868,129, accumulated net realized loss on investments and foreign currency transactions was reduced by $14,016,223 and paid in capital was reduced by $16,884,352, due to differences between book and tax accounting for foreign currency, defaulted bonds and capital losses. This change had no effect on the net assets or net asset value per share. At January 31, 2001, accumulated distributions in excess of net investment income and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for foreign currency, defaulted bonds and capital losses.

At January 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $119,098,142 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 2003, ($30,373,319), January 31, 2004, ($35,661,057),
January 31, 2007, ($17,432,351), January 31, 2008, ($10,853,391), and January
31, 2009, ($24,778,024).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS              BASED ON GROSS INCOME
---------------------------------------  -----------------------------------
First $200 million               0.220%  First $22 million             3.00%
In excess of $200 million        0.187%  In excess of $22 million      2.55%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $20,924 for the year ended January 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $378,665 for the year ended January 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum (reduced to a maximum of 0.05% per annum for an indefinite period) of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $213,667 for the year ended January 31, 2001. Fees incurred under the distribution plan during the year ended January 31, 2001, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $38,606 and $1,057 for Class B and Class C shares, respectively, for the year ended January 31, 2001. Fees incurred under the distribution plan during the year ended January 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within twelve months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 2001, were $14,593, $1,382,467, and $37,248 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $838,470,977 and $792,722,105, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,551,449,187
                                                               --------------
Gross unrealized appreciation                                  $   36,667,077
Gross unrealized depreciation                                    (221,330,005)
                                                               --------------
    Net unrealized depreciation                                $ (184,662,928)
                                                               ==============

(5) Shares of Beneficial Interest The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                         YEAR ENDED JANUARY 31, 2001           YEAR ENDED JANUARY 31, 2000
                                 -----------------------------------   -----------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                           88,604,978       $ 408,839,743        68,008,698       $ 347,321,283
Shares issued to shareholders
  in reinvestment of
  distributions                        9,902,995          45,606,340         8,627,991          43,975,808
Shares reacquired                    (76,862,111)       (361,406,880)      (73,457,249)       (375,946,847)
                                     -----------       -------------       -----------       -------------
    Net increase                      21,645,862       $  93,039,203         3,179,440       $  15,350,244
                                     ===========       =============       ===========       =============

Class B shares

                                         YEAR ENDED JANUARY 31, 2001           YEAR ENDED JANUARY 31, 2000
                                 -----------------------------------   -----------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                           41,260,303       $ 190,459,886        53,701,585       $ 275,366,696
Shares issued to shareholders
  in reinvestment of
  distributions                        4,874,156          22,470,299         4,639,347          23,640,151
Shares reacquired                    (42,635,635)       (198,921,467)      (49,378,103)       (251,932,760)
                                     -----------       -------------       -----------       -------------
    Net increase                       3,498,824       $  14,008,718         8,962,829       $  47,074,087
                                     ===========       =============       ===========       =============

Class C shares

                                         YEAR ENDED JANUARY 31, 2001           YEAR ENDED JANUARY 31, 2000
                                 -----------------------------------   -----------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                           20,355,331       $  93,692,042        18,812,025       $  96,547,176
Shares issued to shareholders
  in reinvestment of
  distributions                        1,196,078           5,515,765         1,032,152           5,266,847
Shares reacquired                    (14,481,711)        (67,850,759)      (15,975,020)        (81,551,415)
                                     -----------       -------------       -----------       -------------
    Net increase                       7,069,698       $  31,357,048         3,869,157       $  20,262,608
                                     ===========       =============       ===========       =============

Class I shares

                                         YEAR ENDED JANUARY 31, 2001           YEAR ENDED JANUARY 31, 2000
                                 -----------------------------------   -----------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            2,567,419       $  11,956,127         2,196,852       $  11,228,025
Shares issued to shareholders
  in reinvestment of
  distributions                          255,536           1,174,269           189,291             962,738
Shares reacquired                     (1,453,540)         (6,918,530)         (428,729)         (2,164,617)
                                     -----------       -------------       -----------       -------------
    Net increase                       1,369,415       $   6,211,866         1,957,414       $  10,026,146
                                     ===========       =============       ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended January 31, 2001, was $10,110. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At January 31, 2001, forward foreign currency purchases under master netting agreements amounted to a net payable of $814,476 with Deutsche Bank. The fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.6% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                    DATE OF       SHARE/PAR
DESCRIPTION                                     ACQUISITION          AMOUNT            COST           VALUE
-------------------------------------------------------------------------------------------------------------
Airplane Pass-Through Trust, 10.875s, 2019        3/13/1996      $5,185,425      $5,185,425      $3,824,303
Atlantic Gulf Communities Corp.                   9/25/1995             690          --                  26
Merrill Lynch Mortgage Investors, Inc.,
  8.49s, 2022                                     6/22/1994      $4,500,000       3,119,063       4,500,703
                                                                                                 ----------
                                                                                                 $8,325,032
                                                                                                 ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust III and the Shareholders of MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS High Income Fund (a series of MFS Series Trust III), including the portfolio of investments, as of January 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Fund as of January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 8, 2001

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   FOR THE YEAR ENDED JANUARY 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM
   INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 0.60%.
--------------------------------------------------------------------------------

MFS(R) HIGH INCOME FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives + - Chairman and Chief Executive          Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera + - Partner, Hemenway & Barnes
(attorneys)                                              CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu + - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt + - Private Investor                  kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive Vice                 message anytime).
President, Director, and Secretary, MFS Investment
Management                                               INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief Executive        P.O. Box 2281
Officer, MFS Investment Management                       Boston, MA 02107-9906

Elaine R. Smith + - Independent Consultant               For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to 8
David B. Stone + - Chairman, North American              p.m. Eastern time.
Management Corp. (investment adviser)
                                                         For service to speech- or hearing-impaired, call
INVESTMENT ADVISER                                       toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company                 a.m. to 5 p.m. Eastern time. (To use this service,
500 Boylston Street                                      your phone must be equipped with a
Boston, MA 02116-3741                                    Telecommunications Device for the Deaf.)

DISTRIBUTOR                                              For share prices, account balances, exchanges, or
MFS Fund Distributors, Inc.                              stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                    touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com

PORTFOLIO MANAGER
Robert J. Manning*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

MFS(R) HIGH INCOME FUND                                             ------------
[Logo] M F S(R)                                                      PRSRT STD
INVESTMENT MANAGEMENT                                               U.S. POSTAGE
We invented the mutual fund(R)                                         PAID
                                                                        MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                  MHI-2 03/01 94M 18/218/318/818